SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 13, 2006

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

     DELAWARE                      000-26604                 23-2770048
(State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)              File Number)             Identification No.)

    2150 HIGHWAY 35, SEA GIRT, NJ                         08750
  (Address of principal executive offices)              (Zip Code)

                                 (954) 603-0520
             (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

                                  Copies to:
                            Greg Sichenzia, Esq.
                            Louis A. Brilleman, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                           New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective November 13, 2006, Digital Descriptor Systems, Inc. (the "Company") granted to each of Anthony Shupin, its President and Chief Executive Officer and Michael Pellegrino, its Chief Financial Officer, 10,000 shares of newly created Series A Preferred Stock ("A Preferred") as recognition for services.

The shares vest in five equal monthly installments commencing November 1, 2007. Each share of A Preferred is convertible into 240,000 shares of common stock of the Company starting three years from the date of issuance, provided that the closing bid price of the Company's common stock is then $2.00 per share. The shares of A Preferred may be voted with the Company's common stock on an as converted basis on any matters that the common stock is entitled to vote on as a class.

Unconverted shares of A Preferred will automatically cease to exist, and all rights associated therewith will be terminated upon the earlier of (i) that person's termination of employment with the Company for any reason, or (ii) five years from the date of issuance.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On November 13, 2006, the Company filed with the Secretary of State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.    Description
       ----------     -----------
           3          Certificate of Designation of Preferences, Rights and
                      Limitations of Series A Preferred Stock.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 13, 2006


                           DIGITAL DESCRIPTOR SYSTEMS, INC.


                           /s/ Anthony Shupin
                           --------------------
                           President and Chief Executive Officer